THAON COMMUNICATIONS & SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)


The following unaudited Pro Forma consolidated Statements have been derived from the audited consolidated financial statements of Thaon Communications, Inc. (A) for the year ended December 31, 2000, the unaudited financial statements of PTS , Inc. (B) for the year ended December 31, 2000, audited financial statements of Legal Broadcast Company (C) for the period from inception (May 9, 2000) to December 31, 2000 and audited financial statements of Eclipse Marketing Group
(D) for the year ended December 31, 2000.

The unaudited Pro Forma consolidated Statements of Operations and financial conditions reflects the acquisition of B, C and D (non-public companies) by A (a public company) in a merger using purchase method of accounting and assumes that such acquisition was consummated as of January 1, 2000.

The unaudited Pro Forma consolidated Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B, C & D and the Notes to the financial statements. The Pro Forma consolidated Statement of Operations does not purport to represent what the Company's results of operations would actually have been if the acquisition of B, C & D had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable

                                 (SPLIT TABLE)

                                      THAON         PTS TV                      Combined       Legal Broadcast
                                   (Historical)  (Historical)  Adjustment   Thaon & Sub.& PTS     Company       Adjustment
                                   ------------  ------------- -----------  ------------------ ---------------  -----------
Sales                              $   182,477   $ 27,045,131           -   $      27,227,608         216,578   $        -

Operating expenses                   1,588,753     26,571,740           -          28,160,493         254,619            -
                                   ------------  ------------- -----------  ------------------ ---------------  -----------

Income (Loss) from operations       (1,406,276)       473,391           -            (932,885)        (38,041)           -

Other Income (expense)                    (408)       207,609           -             207,201          (4,298)           -
                                   ------------  ------------- -----------  ------------------ ---------------  -----------

                                    (1,406,684)       681,000           -            (725,684)        (42,339)           -

Provision for taxes                          -              -           -               1,600             800            -

                                   ------------  ------------- -----------  ------------------ ---------------  -----------
NET INCOME (LOSS)                  $(1,406,684)  $    681,000           -   $        (727,284)        (43,139)  $        -
                                   ============  ============= ===========  ================== ===============  ===========

                                              Eclipse
                               Combined      Marketing     Adjustment    Combined
                               -----------   -----------  -------------  -----------
Sales                          $27,444,186   $   233761   $          -   $27,677,947

Operating expenses              28,415,112       259384              -    28,674,496
                               -----------   -----------  -------------  -----------

Income (Loss) from operations     (970,926)     (25,623)             -      (996,549)

Other Income (expense)             202,903        -1376              -       201,527
                               -----------   -----------  -------------  -----------

                                  (768,023)     (26,999)             -      (795,022)

Provision for taxes                  2,400          800              -         3,200

                               -----------   -----------  -------------  -----------
NET INCOME (LOSS)              $  (770,423)  $  (27,799)  $          -   $  (798,222)
                               ===========   ===========  =============  ===========


EARNINGS PER SHARE

   Basic Weighted -
   average number of
   shares outstanding                                                     59,291,000
                                                                         ===========

   Basic - Net loss
   per share                                                             $    (0.013)
                                                                         ===========

   Diluted Weighted -
   average number of
   shares outstanding                                                     64,918,600
                                                                         ===========

   Diluted -
   Net loss per share                                                    $    (0.012)
                                                                         ===========

NOTES:

(1) Weighted-average number of shares outstanding for the combined entity includes all shares issued as of December 31, 2000 as if outstanding as of the beginning of the period.

(2) Diluted weighted -average number of shares outstanding includes 2,000,000 convertible preferred stock issued on acquisition of PTS, 1,000,000 deposited with escrow and subject to issuance upon achieving certain targets and 403,000 options granted for common stock, to employees and 1,000,000 convertible preferred stock issued on acquisition of Legal Broadcast Company (LBC), 135,000 shares of common stock to be issued to key employees of LBC, 100,000 shares of common stock issued for finders fees, 339,600 shares of common stock issued in settlement of a debt of LBC and 200,000 shares of common stock to be issued to the President of of LBC for his participation in Board of directors, 300,000 common stock issued to acquire Eclipse and 150,000 shares issued to settle debt of Eclipse

            PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITIONS
                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)

                                 (SPLIT TABLE)

                                                                            Combined       Legal
                               THAON & SUB      PTS TV                       Thaon &      Broadcast
                               (Historical)  (Historical)    Adjustment     Sub.& PTS      Company      Adjustment
                               -----------   -----------    -----------    -----------   -----------   -----------
             ASSETS
Current Assets
     Cash & cash equivalents   $    16,958   $    15,121    $      --      $    32,079   $       574   $      --
     Media and accounts
      receivable                     4,950     1,708,900           --        1,713,850        77,454          --
     Due to affiliates           1,891,031          --       (1,891,031)          --            --            --
     Investment in PTS TV        4,500,000          --       (4,500,000)          --            --            --
     Investment in
      Legal Broadcast Co.             --            --             --             --            --            --
     Investment in LLC                --            --             --             --            --            --
     Investment in LLC               8,000          --           (8,000)          --            --            --
     Prepaid Expenses               15,267        17,697           --           32,964          --            --
     Prepaid Media Expenses           --         376,942           --          376,942          --            --
     Loan receivable -
      Employees                      2,150          --             --            2,150          --            --
     Loan receivable -
      Related Parties                 --         868,476           --          868,476          --            --
     Deposits & other assets          --           9,079           --            9,079          --            --
                               -----------   -----------    -----------    -----------   -----------   -----------
                                 6,438,356     2,996,215     (6,399,031)     3,035,540        78,028          --

Property & Equipment               537,640       223,462           --          761,102       125,766          --
Note receivable - McHenry             --         231,660           --          231,660          --            --
Goodwill                              --            --        5,871,861      5,871,861          --       3,386,757
Deposits                            33,322          --             --           33,322         2,370          --
                               -----------   -----------    -----------    -----------   -----------   -----------
TOTAL ASSETS                   $ 7,009,318   $ 3,451,337    $  (527,170)   $ 9,933,485   $   206,164   $ 3,386,757
                               ===========   ===========    ===========    ===========   ===========   ===========

                                            Eclipse
                                 Combined   Marketing   Adjustment     Combined
                               -----------   -------   -----------   -----------
Current Assets
     Cash & cash equivalents   $    32,653    $24904   $      --     $    57,557
     Media and accounts
      receivable                 1,791,304      5424          --       1,796,728
     Due to affiliates                --        --            --               0
     Investment in PTS TV             --        --            --               0
     Investment in
      Legal Broadcast Co.             --        --            --               0
     Investment in LLC                --        --            --               0
     Investment in LLC                --        --            --               0
     Prepaid Expenses               32,964      --            --          32,964
     Prepaid Media Expenses        376,942      --            --         376,942
     Loan receivable -
      Employees                      2,150      --            --           2,150
     Loan receivable -
      Related Parties              868,476      --            --         868,476
     Deposits & other assets         9,079      --            --           9,079
                               -----------   -------   -----------   -----------
                                 3,113,568    30,328             0     3,143,896

Property & Equipment               886,868     15391       902,259
Note receivable - McHenry          231,660                               231,660
Goodwill                         9,258,618                 956,000    10,214,618
Deposits                            35,692      3442        39,134
                               -----------   -------   -----------   -----------
TOTAL ASSETS                   $13,526,406   $49,161   $   956,000   $14,531,567
                               ===========   =======   ===========   ===========

                                 (SPLIT TABLE)

                                                                                      Combined         Legal
                                     THAON & SUB        PTS TV                         Thaon &        Broadcast
                                     (Historical)    (Historical)     Adjustment      Sub.& PTS        Company        Adjustment
                                     ============    ============    ============    ============    ============    ============
LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities
    Accounts Payable                 $    179,039    $     73,613    $       --      $    252,652    $     30,553    $       --
    Accrued Expenses                      146,902          28,053            --           174,955            --              --
    Media payable                            --         3,228,695            --         3,228,695            --              --
    Deferred Media Revenue                   --           998,872            --           998,872            --              --
    Loans Payable -current                   --            97,412            --            97,412            --              --
    Capital Lease obligation-
     current                                 --            28,988            --            28,988          20,843            --
    Customers deposits                       --           281,492            --           281,492            --              --
    Due to related parties              1,891,031            --        (1,891,031)           --           451,957        (424,500)
                                     ============    ============    ============    ============    ============    ============
                                        2,216,972       4,737,125      (1,891,031)      5,063,066         503,353        (424,500)
                                     ============    ============    ============    ============    ============    ============
Long term liabilities
    Capital Lease Obligation                 --           138,922            --           138,922          73,564            --
                                     ============    ============    ============    ============    ============    ============
    Total liabilities                   2,216,972       4,876,047      (1,891,031)      5,201,988         576,917        (424,500)
                                     ============    ============    ============    ============    ============    ============


Stockholders' equity;

  Common stock                             59,294           1,000          (1,000)         59,294           2,000          (2,000)
                                            8,000            --            (8,000)           --              --           774,600

  Preferred Stock                       2,000,000            --              --         2,000,000            --         1,000,000

  Additional paid-in capital            4,008,706            --              --         4,008,706          32,933         (32,933)

  Advance Subscription                    422,781            --              --           422,781            --              --


  Retained earnings (deficit)            (298,250)     (2,106,710)      1,372,861      (1,032,099)       (362,547)        362,547

  Net Income (loss)                        12,079            --              --            12,079
                                       (1,420,264)        681,000            --          (739,264)        (43,139)         43,139
                                     ============    ============    ============    ============    ============    ============

     Total stockholders' equity         4,792,346      (1,424,710)      1,363,861       4,731,497        (370,753)      3,811,257
                                     ============    ============    ============    ============    ============    ============
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                 $  7,009,318    $  3,451,337    $   (527,170)   $  9,933,485    $    206,164    $  3,386,757
                                     ============    ============    ============    ============    ============    ============

                                                         Eclipse
                                        Combined        Marketing       Adjustment       Combined
                                       ============    ============    ============    ============
LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities
    Accounts Payable                   $    283,205          $56286            $-      $    339,491
    Accrued Expenses                        174,955            --              --           174,955
    Media payable                         3,228,695            --              --         3,228,695
    Deferred Media Revenue                  998,872            --              --           998,872
    Loans Payable -current                   97,412          150000            --           247,412
    Capital Lease obligation-
     current                                 49,831             610            --            50,441
    Customers deposits                      281,492            --              --           281,492
    Due to related parties                   27,457          105250            --           132,707
                                       ============    ============    ============    ============
                                          5,141,919         312,146               0       5,454,065
                                       ============    ============    ============    ============
Long term liabilities
    Capital Lease Obligation                212,486             213            --           212,699
                                       ============    ============    ============    ============
    Total liabilities                     5,354,405         312,359               0       5,666,764
                                       ============    ============    ============    ============


Stockholders' equity;

  Common stock                              833,894           30000         (30,000)        834,194
                                               --              --               300            --

  Preferred Stock                         3,000,000            --              --         3,000,000

  Additional paid-in capital              5,674,610            --           692,502       6,367,112

  Advance Subscription                      422,781            --              --           422,781


  Retained earnings (deficit)            (1,032,099)       (265,399)        265,399      (1,032,099)

  Net Income (loss)
                                           (727,185)        (27,799)         27,799        (727,185)
                                       ============    ============    ============    ============

     Total stockholders' equity           8,172,001        (263,198)        956,000       8,864,803
                                       ============    ============    ============    ============
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                   $ 13,526,406    $     49,161    $    956,000    $ 14,531,567
                                       ============    ============    ============    ============

                       THAON COMMUNICATIONS & SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)


The following unaudited Pro Forma consolidated Statements have been derived from the audited consolidated financial statements of Thaon Communications, Inc. (A) for the year ended December 31, 2000, the unaudited financial statements of PTS , Inc. (B) for the year ended December 31, 2000, audited financial statements of Legal Broadcast Company (C) for the period from inception (May 9, 2000) to December 31, 2000 and audited financial statements of Eclipse Marketing Group
(D) for the year ended December 31, 2000.

The unaudited Pro Forma consolidated Statements of Operations and financial conditions reflects the acquisition of B, C and D (non-public companies) by A (a public company) in a merger using purchase method of accounting and assumes that such acquisition was consummated as of January 1, 2000.

The unaudited Pro Forma consolidated Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B, C & D and the Notes to the financial statements. The Pro Forma consolidated Statement of Operations does not purport to represent what the Company's results of operations would actually have been if the acquisition of B, C & D had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable

                                 (SPLIT TABLE)

                                   THAON           PTS TV                       Combined      Legal Broadcast
                                (Historical)    (Historical)    Adjustment  Thaon & Sub.& PTS     Company       Adjustment
                                ------------    ------------   ------------    ------------    ------------    ------------
Sales                           $    182,477    $ 27,045,131           --      $ 27,227,608         216,578    $         --

Operating expenses                 1,588,753      26,571,740           --        28,160,493         254,619              --
                                ------------    ------------   ------------    ------------    ------------    ------------

Income (Loss) from operations     (1,406,276)        473,391           --          (932,885)        (38,041)             --

Other Income (expense)                  (408)        207,609           --           207,201          (4,298)             --
                                ------------    ------------   ------------    ------------    ------------    ------------

                                  (1,406,684)        681,000           --          (725,684)        (42,339)             --

Provision for taxes                     --              --             --             1,600             800              --
                                ------------    ------------   ------------    ------------    ------------    ------------
NET INCOME (LOSS)               $ (1,406,684)   $    681,000           --      $   (727,284)        (43,139)   $         --
                                ============    ============   ============    ============    ============    ============

                                                 Eclipse
                                 Combined        Marketing       Adjustment     Combined
                                ------------    ------------    ------------   ------------
Sales                           $ 27,444,186         $233761    $         --   $ 27,677,947

Operating expenses                28,415,112          259384              --     28,674,496
                                ------------    ------------    ------------   ------------

Income (Loss) from operations       (970,926)        (25,623)             --       (996,549)

Other Income (expense)               202,903           -1376              --        201,527
                                ------------    ------------    ------------   ------------

                                    (768,023)        (26,999)             --       (795,022)

Provision for taxes                    2,400             800              --          3,200
                                ------------    ------------    ------------   ------------
NET INCOME (LOSS)               $   (770,423)   $    (27,799)   $         --   $   (798,222)
                                ============    ============    ============   ============


EARNINGS PER SHARE

   Basic Weighted -
    average number of
   shares outstanding                                                            59,291,000
                                                                                ===========

   Basic - Net loss per share                                                   $    (0.013)
                                                                                ===========

   Diluted Weighted -
    average number of
   shares outstanding                                                            64,918,600
                                                                                ===========

   Diluted - Net loss
    per share                                                                   $    (0.012)
                                                                                ===========

NOTES:

(1) Weighted-average number of shares outstanding for the combined entity includes all shares issued as of December 31, 2000 as if outstanding as of the beginning of the period.

(2) Diluted weighted -average number of shares outstanding includes 2,000,000 convertible preferred stock issued on acquisition of PTS, 1,000,000 deposited with escrow and subject to issuance upon achieving certain targets and 403,000 options granted for common stock, to employees and 1,000,000 convertible preferred stock issued on acquisition of Legal Broadcast Company (LBC), 135,000 shares of common stock to be issued to key employees of LBC, 100,000 shares of common stock issued for finders fees, 339,600 shares of common stock issued in settlement of a debt of LBC and 200,000 shares of common stock to be issued to the President of of LBC for his participation in Board of directors, 300,000 common stock issued to acquire Eclipse and 150,000 shares issued to settle debt of Eclipse

            PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITIONS
                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)

                                 (SPLIT TABLE)

                                                                            Combined       Legal
                               THAON & SUB      PTS TV                       Thaon &      Broadcast
                               (Historical)  (Historical)    Adjustment     Sub.& PTS      Company      Adjustment
                               -----------   -----------    -----------    -----------   -----------   -----------
             ASSETS
Current Assets
     Cash & cash equivalents   $    16,958   $    15,121    $      --      $    32,079   $      --     $       574
     Media and accounts
      receivable                     4,950     1,708,900           --        1,713,850        77,454          --
     Due to affiliates           1,891,031          --       (1,891,031)          --            --            --
     Investment in PTS TV        4,500,000          --       (4,500,000)          --            --            --
     Investment in Legal
      Broadcast Co.                   --            --             --             --            --            --
     Investment in LLC                --            --             --             --            --            --
     Investment in LLC               8,000          --           (8,000)          --            --            --
     Prepaid Expenses               15,267        17,697           --           32,964          --            --
     Prepaid Media Expenses           --         376,942           --          376,942          --            --
     Loan receivable -
      Employees                      2,150          --             --            2,150          --            --
     Loan receivable -
      Related Parties                 --         868,476           --          868,476          --            --
     Deposits & other assets          --           9,079           --            9,079          --            --
                               -----------   -----------    -----------    -----------   -----------   -----------
                                 6,438,356     2,996,215     (6,399,031)     3,035,540        78,028          --

Property & Equipment               537,640       223,462           --          761,102       125,766          --
Note receivable - McHenry             --         231,660           --          231,660          --            --
Goodwill                              --            --        5,871,861      5,871,861          --       3,386,757
Deposits                            33,322          --             --           33,322         2,370          --
                               -----------   -----------    -----------    -----------   -----------   -----------
TOTAL ASSETS                   $ 7,009,318   $ 3,451,337    $  (527,170)   $ 9,933,485   $   206,164   $ 3,386,757
                               ===========   ===========    ===========    ===========   ===========   ===========

                                              Eclipse
                                   Combined   Marketing   Adjustment     Combined
                                -----------   -------   -----------   -----------
     ASSETS(CONT'D)
Current Assets
     Cash & cash equivalents     $     --     $32,653       $ 24904   $    57,557
     Media and accounts
      receivable                  1,791,304      5424          --       1,796,728
     Due to affiliates                 --        --            --               0
     Investment in PTS TV              --        --            --               0
     Investment in Legal
      Broadcast Co.                    --        --            --               0
     Investment in LLC                 --        --            --               0
     Investment in LLC                 --        --            --               0
     Prepaid Expenses                32,964      --            --          32,964
     Prepaid Media Expenses         376,942      --            --         376,942
     Loan receivable -
      Employees                       2,150      --            --           2,150
     Loan receivable -
      Related Parties               868,476      --            --         868,476
     Deposits & other assets          9,079      --            --           9,079
                                -----------   -------   -----------   -----------
                                  3,113,568    30,328             0     3,143,896

Property & Equipment                886,868     15391          --         902,259
Note receivable - McHenry           231,660      --            --         231,660
Goodwill                          9,258,618      --         956,000    10,214,618
Deposits                             35,692      3442          --          39,134
                                -----------   -------   -----------   -----------
TOTAL ASSETS                    $13,526,406   $49,161   $   956,000   $14,531,567
                                ===========   =======   ===========   ===========

                                  (SLIT TABLE)

                                                                                    Combined         Legal
                                  THAON & SUB       PTS TV                          Thaon &        Broadcast
                                  (Historical)    (Historical)     Adjustment      Sub.& PTS        Company        Adjustment
                                  ------------    ------------    ------------    ------------    ------------    ------------
LIABILITIES &
STOCKHOLDERS' EQUITY
Current liabilities
    Accounts Payable              $    179,039    $     73,613    $       --      $    252,652    $     30,553    $       --
    Accrued Expenses                   146,902          28,053            --           174,955            --              --
    Media payable                         --         3,228,695            --         3,228,695            --              --
    Deferred Media Revenue                --           998,872            --           998,872            --              --
    Loans Payable -current                --            97,412            --            97,412            --              --
    Capital Lease obligation-
     current                              --            28,988            --            28,988          20,843            --
    Customers deposits                    --           281,492            --           281,492            --              --
    Due to related parties           1,891,031            --        (1,891,031)           --           451,957        (424,500)

                                  ------------    ------------    ------------    ------------    ------------    ------------
                                     2,216,972       4,737,125      (1,891,031)      5,063,066         503,353        (424,500)
                                  ------------    ------------    ------------    ------------    ------------    ------------
Long term liabilities
    Capital Lease Obligation              --           138,922            --           138,922          73,564            --

                                  ------------    ------------    ------------    ------------    ------------    ------------
    Total liabilities                2,216,972       4,876,047      (1,891,031)      5,201,988         576,917        (424,500)
                                  ------------    ------------    ------------    ------------    ------------    ------------


Stockholders' equity;

  Common stock                          59,294           1,000          (1,000)         59,294           2,000          (2,000)
                                         8,000            --            (8,000)           --              --           774,600

  Preferred Stock                    2,000,000            --              --         2,000,000            --         1,000,000

  Additional paid-in capital         4,008,706            --              --         4,008,706          32,933         (32,933)

  Advance Subscription                 422,781            --              --           422,781            --              --


  Retained earnings (deficit)         (298,250)     (2,106,710)      1,372,861      (1,032,099)       (362,547)        362,547

  Net Income (loss)                     12,079          12,079
                                    (1,420,264)        681,000            --          (739,264)        (43,139)         43,139
                                  ------------    ------------    ------------    ------------    ------------    ------------

     Total stockholders' equity      4,792,346      (1,424,710)      1,363,861       4,731,497        (370,753)      3,811,257
                                  ------------    ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY              $  7,009,318    $  3,451,337     $(527,170)$       9,933,485    $    206,164    $  3,386,757
                                  ============    ============    ============    ============    ============    ============

                                                   Eclipse
                                   Combined       Marketing       Adjustment       Combined
                                 ------------    ------------    ------------    ------------
LIABILITIES &
STOCKHOLDERS' EQUITY

Current liabilities
    Accounts Payable             $    283,205          $56286     $      --      $    339,491
    Accrued Expenses                  174,955            --              --           174,955
    Media payable                   3,228,695            --              --         3,228,695
    Deferred Media Revenue            998,872            --              --           998,872
    Loans Payable -current             97,412          150000            --           247,412
    Capital Lease obligation-
     current                           49,831             610            --            50,441
    Customers deposits                281,492            --              --           281,492
    Due to related parties             27,457          105250            --           132,707

                                 ------------    ------------    ------------    ------------
                                    5,141,919         312,146               0       5,454,065
                                 ------------    ------------    ------------    ------------
Long term liabilities
    Capital Lease Obligation          212,486             213            --           212,699

                                 ------------    ------------    ------------    ------------
    Total liabilities               5,354,405         312,359               0       5,666,764
                                 ------------    ------------    ------------    ------------


Stockholders' equity;

  Common stock                        833,894           30000         (30,000)        834,194
                                         --              --               300            --

  Preferred Stock                   3,000,000            --              --         3,000,000

  Additional paid-in capital        5,674,610            --           692,502       6,367,112

  Advance Subscription                422,781            --              --           422,781


  Retained earnings (deficit)      (1,032,099)       (265,399)        265,399      (1,032,099)

  Net Income (loss)
                                     (727,185)        (27,799)         27,799        (727,185)
                                 ------------    ------------    ------------    ------------

     Total stockholders' equity     8,172,001        (263,198)        956,000       8,864,803
                                 ------------    ------------    ------------    ------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY             $ 13,526,406    $     49,161    $    956,000    $ 14,531,567
                                 ============    ============    ============    ============

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